UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 15, 2004


                       FNB Financial Services Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                    1-13086                  56-1382275
 ---------------------------      --------------------       -------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                          Identification No.)




                              202 South Main Street
                        Reidsville, North Carolina 27320
                        --------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (336) 342-3346
                                                    --------------


                                       N/A
                    ---------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

For the reasons stated below, FNB Financial Services Corporation filed a notice with the Securities and Exchange Commission on Form 12b-25 to obtain a fifteen-day extension of the deadline for filing its Annual Report on Form 10-K for the period ended December 31, 2003.

The Company cannot complete and file its Annual Report on Form 10-K by March 15, 2004, because the review of the Company's financial statements for the year ended December 31, 2003 by the Audit Committee of its Board of Directors is not yet complete. The Company is working diligently to complete the Report as expeditiously as possible. Accordingly, the Company is unable to file its 2003 Form 10-K within the prescribed time period.


                         [Signature on following page.]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FNB FINANCIAL SERVICES CORPORATION


Date: March 15, 2004               By: /s/ Ernest J. Sewell
                                       -----------------------------------------
                                       Ernest J. Sewell, Chief Executive Officer